THE AB PORTFOLIOS

-AB Wealth Appreciation Strategy

-AB All Market Total Return Portfolio

-AB Sustainable Thematic Balanced Portfolio

(formerly, AB Conservative Wealth Strategy)

-AB Tax-Managed Wealth Appreciation Strategy

-AB Tax-Managed All Market Income Portfolio

(the “Funds”)

Supplement dated June 6, 2022 to the Funds’ Prospectus dated December 1, 2021.

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The following replaces the first sentence of the third paragraph in the section “Additional Information About the Funds’ Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectus:

Each Fund, except AB Sustainable Thematic Balanced Portfolio, expects to invest in other AB Mutual Funds (each an “Underlying Portfolio”).

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

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